UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2020

COUNTY BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-36808	39-1850431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 South 44th Street, Manitowoc, WI		54221
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (920) 686-9998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	ICBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 21, 2020, County Bancorp, Inc. (the “Company”) entered into a Subordinated Note Purchase Agreement (the “Purchase Agreement”) with an accredited investor (the “Purchaser”) pursuant to which the Company sold and issued $5.0 million in principal amount of a 7.00% fixed-to-floating rate subordinated note due June 30, 2030 (the “Note”). The Note was issued by the Company to the Purchaser at a price equal to 100% of its face amount. The Company intends to use the net proceeds it received from the sale of the Note to support organic growth and for general corporate purposes. The Purchase Agreement contains certain customary representations, warranties and covenants made by the Company, on the one hand, and the Purchaser on the other hand.

The Note has a stated maturity of June 30, 2030, is redeemable by the Company at its option, in whole or in part, after July 21, 2025, and at any time upon the occurrences of certain events. Prior to July 21, 2025, the Company may redeem the Note, in whole but not in part, only under certain limited circumstances set forth in the Note. After July 21, 2025, the Company may redeem the Note, in whole or in part, at its option, on any interest payment date. Any redemption by the Company would be at a redemption price equal to 100% of the principal amount of the Note being redeemed, together with any accrued and unpaid interest on the Note being redeemed to but excluding the date of redemption. The Note is not subject to redemption at the option of the holder.

The Note will bear interest at a fixed rate of 7.00% per year, from and including July 21, 2020 to, but excluding, June 30, 2025. From and including June 30, 2025 to, but excluding the maturity date or early redemption date, the interest rate will reset quarterly at a variable rate equal to the then current three-month term SOFR plus 687.5 basis points.  As provided in the Note, the interest rate on the Note during the applicable floating rate period may be determined based on a rate other than three-month term SOFR. The Note is not subject to any sinking fund and is not convertible into or exchangeable for any other securities or assets of the Company or any of its subsidiaries.

Principal and interest on the Note are subject to acceleration only in limited circumstances. The Note is an unsecured, subordinated obligation of the Company, is not an obligation of, and is not guaranteed by, any subsidiary of the Company, and ranks junior in right of payment to the Company’s current and future senior indebtedness.  The Note is intended to qualify as Tier 2 capital of the Company for regulatory capital purposes.

The Note was offered and sold by the Company in a private placement transaction in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder.

The form of Purchase Agreement and the form of Note are attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreement and the Note are summaries and are qualified in their entirety by reference to the full text of such documents.

Item 2.02 Results of Operations and Financial Condition.

On July 23, 2020, County Bancorp, Inc. issued a press release setting forth certain information concerning its results of operations for the quarter and six months ended June 30, 2020.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Cautionary Note Regarding Forward-Looking Statements

This Report includes “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including but not limited to statements about the anticipated use of net proceeds from the offering and other matters. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking statements presented in this Report are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this Report.  Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Factors that may cause actual results to differ materially from those made or suggested by the forward-looking statements contained in this Report include those identified in the Company’s most recent annual report on Form 10‑K and subsequent filings with the Securities and Exchange Commission.  Any forward-looking statements presented herein are made only as of the date of this Report, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

d. Exhibits

Exhibit Number	Description
4.1	Form of 7.00% Fixed-to-Floating Rate Subordinated Note due June 30, 2030
10.1	Form of Subordinated Note Purchase Agreement, dated July 21, 2020, by and between County Bancorp, Inc. and the Purchaser
99.1	Press release of County Bancorp, Inc. dated July 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTY BANCORP, INC.

Date: July 23, 2020	By:	/s/ Mark A. Miller
Mark A. Miller
Secretary